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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 18, 1997


                              RC/ARBY'S CORPORATION
                              ---------------------
             (Exact Name of Registrant as Specified in its Charter)


                     0-20286                59-2277791
                  (Commission              (IRS Employer
                  File Number)           Identification No.)


                        1000 Corporate Drive
                    Fort Lauderdale, Florida               33334
                    ------------------------               -----
               (Address of Principal Executive Offices)  (Zip Code)


       Registrant's telephone number, including area code: (954) 351-5100




                      -------------------------------------
                       (Former Name or Former Address, if
                           Changed Since Last Report)




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         Certain statements in this Report on Form 8-K and the exhibits attached hereto that are not historical facts constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve risks, uncertainties and other factors which
may  cause  the  actual  results,   performance  or  achievements  of  RC/Arby's
Corporation  ("RCAC")  and  its  subsidiaries   (collectively  with  RCAC,  "the
Company") or Triarc Companies, Inc., the parent of RCAC, and its subsidiaries to be materially different from any future results, performance or achievements express or implied by such forward-looking statements. Such factors include, but are not limited to, the following: general economic and business conditions; competition; success of operating initiatives; development and operating costs; advertising and promotional efforts; brand awareness; the existence or absence of adverse publicity; acceptance of new product offerings; changing trends in customer tastes; changes in business strategy or development plans; quality of management; availability, terms and deployment of capital; business abilities and judgment of personnel; labor and employee benefit costs; availability and cost of raw materials and supplies; changes in, or failure to comply with, government regulations; the costs and other effects of legal and administrative proceedings and other risks and uncertainties detailed in RCAC's and Triarc's Annual Reports on Form 10-K for the year ended December 31, 1996. RCAC and Triarc will not undertake and specifically decline any obligation to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of any anticipated or unanticipated events.

ITEM 5.           OTHER EVENTS

         On July 18, 1997, Royal Crown Company, Inc. ("Royal Crown") and TriBev Corporation ("TriBev"), subsidiaries of the Registrant, completed the sale of their rights to the C&C beverage line, including the C&C trademark, to Kelco Sales & Marketing Inc. ("Kelco"), a beverage distribution business based in Cranford, New Jersey, which will do business under the name of C&C Beverages, Inc. C&C is a line of mixers, colas and flavors. In connection with the sale, Royal Crown also agreed to sell to Kelco concentrate for C&C products and to provide Kelco certain technical services for seven years. In consideration for the foregoing, Royal Crown and TriBev will receive an aggregate minimum of $9.4 million, payable over seven years.

         A copy of the press release with respect to the closing of the transaction is being filed herewith as an exhibit hereto.





ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits





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                                    SIGNATURE







         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  RC/ARBY'S CORPORATION
                                  (Registrant)



Date: August 4, 1997              By:      /s/ JOHN L. BARNES, JR.
                                           -----------------------
                                           John L. Barnes, Jr.
                                           Senior Vice President
                                           and Chief Financial Officer




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                                  EXHIBIT INDEX

Exhibit
No.                        Description

99.1                       Press release dated July 22, 1997




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